Supplement dated January 11, 2008
to the

Buffalo Funds®
Prospectus dated July 30, 2007

Buffalo Balanced Fund
Buffalo High Yield Fund
Buffalo Jayhawk China Fund
Buffalo Large Cap Fund
Buffalo Micro Cap Fund
Buffalo Mid Cap Fund
Buffalo Small Cap Fund
Buffalo Science & Technology Fund
Buffalo USA Global Fund

Effective January 14, 2008, the Buffalo Micro Cap Fund (the “Fund”) will open to purchases made through broker-dealers.

There is no change to the Fund’s current policy which permits direct investments, additional investments by existing shareholders and investments made through 401(k) plans.  The Fund is being made available for purchase through broker-dealers because the Fund's Board of Trustees, in consultation with the Fund's investment advisor, believes that qualifying investments are available for additional investor funds and incremental cash inflows will benefit existing shareholders of the Fund.

Please retain this Supplement with your Prospectus.

The date of this Prospectus supplement is January 11, 2008.